SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   2/26/03
                                                 -----------

                         RADIANT TECHNOLOGY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


     California                         O - 10125                95-2800355
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation                                             Identification No.)


                   1335 S. Acacia Avenue, Fullerton, CA 92831
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (714) 991-0200
                                                   ----------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

               On February 26, 2003, Radiant Technology Corporation filed a Form 15 with the SEC for the purpose of terminating its duty to file reports under the Securities Exchange Act of 1934, as amended. Radiant is entitled to terminate its duty to file reports because it has less than 500 persons resident in the United States and its total assets of the issuer have not exceeded $10 million on the last day of each of the issuer's most recent three fiscal years. Radiant will cease to be a reporting company 90 days following the filing of the Form 15 or such earlier date established by the Securities and Exchange Commission.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.

Item 10. Forthcoming March 2003

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RADIANT TECHNOLOGY CORPORATION
                                           ------------------------------
                                                     (Registrant)


Date:   March 3, 2003                   By:      /s/      Lawrence R. McNamee
                                             -----------------------------------
                                                 Lawrence R. McNamee
                                                 Chairman of the Board
                                                 Chief Executive Officer